EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Victor Technologies Group, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Quinn, Chief Executive Officer and President of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 27, 2013

By:	/s/ Martin Quinn

Martin Quinn
Chief Executive Officer and President
(Principal Executive Officer)